Rule 497(e)

File Nos. 033-83928 and 811-08762

RETIREMENT PLAN SERIES ACCOUNT

An Individual Flexible Premium Variable Annuity

Issued by Great-West Life & Annuity Insurance Company

Supplement dated September 22, 2020 to the Prospectus and

Statement of Additional Information (“SAI”) dated April 30, 2001

This Supplement amends certain information contained in the Prospectus and SAI dated April 30, 2001.

Effective on or about October 23, 2020 (“Effective Date”), the Great-West Loomis Sayles Small Cap Value Fund will be renamed the Great-West Small Cap Value Fund. Accordingly, as of the Effective Date, all references to Great-West Loomis Sayles Small Cap Value Fund in the Prospectus and SAI are hereby deleted and replaced with Great-West Small Cap Value Fund.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and

SAI dated April 30, 2001.

Please read this Supplement carefully and retain it for future reference.